As filed with the Securities and Exchange Commission on April 30, 1998 Registration No. 2-78066


                         SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

------------------------------------------------------------------------------
    AMERICAN FEDERATION OF LABOR AND CONGRESS OF INDUSTRIAL ORGANIZATIONS
                          HOUSING INVESTMENT TRUST
------------------------------------------------------------------------------

PAYMENT OF FILING FEE:

[x]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a(6)-(i)(4) and 0-11.
     1) Title of Each Class of securities to which transaction applies:

        ---------------------------------------------------------------
     2) Aggregate Number of Securities to which transaction applies:

        --------------------------------------
     3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                           ------------------------------
     4) Proposed maximum aggregate value of transaction:
                                                        -----------------
     5) Total fee paid:
                        -------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
                              --------------------------------------------
    2) Form, Schedule or Registration Statement Number:
                                                       -------------------
    3) Filing Party:

                    -----------------------------------------------------
    4) Date Filed:
                   ------------------------------------------------------

                            April 30, 1998





TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST



Enclosed is the Notice of the 1998 Annual Meeting of Participants and a Proxy Statement describing the election for Trustees and other indicated matters that are expected to come up at the meeting.

Also enclosed is a Proxy for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should complete the Proxy and return it to us in the enclosed envelope as soon as possible. A copy of the Proxy may be faxed to us as long as the originally executed Proxy is postmarked no later than May 19, 1998, the date of the Annual Meeting.


                              Sincerely,

                              /s/ Stephen Coyle

                              Stephen Coyle
                              Chief Executive Officer






Please Complete and Return the Enclosed Proxy Within Five Days of Receipt




Enclosures

                        AFL-CIO HOUSING INVESTMENT TRUST

                              ------------------
                                  PROXY
                             -------------------


                     1998 Annual Meeting of Participants

     The undersigned hereby appoints Michael M. Arnold and ElChino M. Martin and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held May 19, 1998 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

     (1) For the election of a Chairman to serve until the 1999 Annual Meeting of Participants and until his successor is elected and qualifies:

                            Richard Ravitch

          FOR  [  ]         AGAINST  [  ]           ABSTAIN   [  ]

     (2) For the election of four Class III Union Trustees and three Class III Management Trustees to serve until the 2001 Annual Meeting of Participants and until their successors are elected and qualify.

                   Arthur A. Coia (Class III Union Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                     Frank Hurt (Class III Union Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                  John J. Sweeney (Class III Union Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

               A.L. "Mike" Monroe (Class III Union Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

               Tony Stanley (Class III Management Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

            Patricia F. Weigert (Class III Management Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

             Terrance R. Duvernay (Class III Management Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (3) For the election of certain additional Trustees as set forth below:

     Class I Union Trustee(to serve until the 1999 Annual Meeting of Participants and until their successors are elected and qualify.

                             Andrew L. Stern

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     Class II Union Trustees to serve until the 2000 Annual Meeting of Participants and until their successors are elected and qualify:

                             Edwin D. Hill

         FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                          Martin J. Maddaloni

         FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


     Class II Management Trustee to serve until the 2000 Annual Meeting of Participants and until his successor is elected and qualifies:

                           John E. Cullerton

         FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

         (4) For ratification of the Board of Trustees' selection of Arthur Andersen L.L.P. as independent public accountants for the Trust's 1998 fiscal year.

         FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

and upon such other matters as may properly come before the meeting.

     The Trustees recommend a vote FOR the above items. ITEMS NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEM. You may strike through or manually cross out the name of any nominee for Chairman or Trustee for which you wish to withhold authority to vote.

                    AFL-CIO Housing Investment Trust

             Notice of 1998 Annual Meeting of Participants

-----------------------------------------------------------------------------
------------------------------------------------------------------------------
To Participants, AFL-CIO Housing Investment Trust:

     Notice is hereby given that the 1998 Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C., 20006 on Tuesday, May 19, 1998 at 11:00 am for the following purposes:

1. To elect a Chairman to hold office until the 1999 Annual Meeting of Participants and until his successor is elected and qualifies.

2. To elect four (4) Class III Union Trustees and three (3) Class III Management Trustees to hold office until the 2001 Annual Meeting of Participants and until their respective successors are elected and qualify.

3. To elect one (1) Class I Union Trustee to hold office until the 1999 Annual Meeting of Participants and until their respective sucessors are elected and qualify: two (2) Class II Union Trustees and one (1) Class II
Management Trustee to hold office until the 2000 Annual Meeting of Participants and until their respective successors are elected and qualify.

4. To ratify the selection of Arthur Andersen L.L.P. as the independent public accountants for the Trusts fiscal year ending December 31, 1998.

5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Trustees has fixed the close of business on March 31, 1998 as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment. The transfer books of the Trust will not be closed.

                         By Order of the Board of Trustees

                         /s/ Stephen Coyle

                         Stephen Coyle
                         Chief Executive Officer

Dated:     April 30, 1998

                    AFL-CIO Housing Investment Trust

                               ----------------
                         PROXY STATEMENT
                               ----------------


                                April 30, 1998


                         General Matters


     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20006, on Tuesday, May 19, 1998, beginning at 11:00 am and at any adjournment(s) thereof.

     A copy of the Trust's annual report for the year ended December 31, 1997 was previously mailed to each Participant entitled to vote at the Meeting together with financial statements for the fiscal year ended December 31, 1997. The Trust will furnish, without charge, a copy of the annual report for 1996 and the most recent semi-annual report succeeding the annual report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, directed to Stephanie Turman. Written requests may be directed to Michael Arnold, Director of Investor Relations, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20006.

     If the Proxy that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the Proxy will be voted in accordance with the Trustees' recommendations set forth thereon. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

PERSONS MAKING THE SOLICITATION

     The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust.
Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was April 30, 1998.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of the close of business on March 31, 1998, the date set by the Board of Trustees as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"), there were 1,568,751.2908 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

     Only Participants of record as of the close of business on the Record Date, will be entitled to vote at the Meeting.

     The following table sets forth the beneficial ownership information as of April 1, 1998, with respect to each Labor Organization and Eligible Pension Plan (as each of those terms is defined in the Trust's Declaration of Trust) known to the Trust to be the beneficial owner of more than 5 percent (that is more than 78,437.5645 Units) of the Trust's 1,568,751.2908 outstanding Units of Participation. Because only Labor Organizations and Eligible Pension Plans are eligible to own Units of Participation in the Trust, no Units of Participation are owned by any Trustee or nominee individually. The Units are the only class of securities or units of beneficial ownership issued by the Trust.


Name and Address                     Number               Percent of
of Beneficial Owner                 of Units           Total Units
--------------------                --------             ------------
Central Pension Fund of the
International Union of
Operating Engineers
415 Chesapeake Street, N.W.
Washington, D.C.  20016          96,994.2998 Units            6.2%


                       ELECTION OF TRUSTEES

PROPOSAL I:       TO ELECT THE CHAIRMAN

PROPOSAL II:   TO ELECT FOUR (4) CLASS III UNION TRUSTEES AND
                  THREE (3) CLASS III MANAGEMENT TRUSTEES

PROPOSAL III:  TO ELECT ONE (1) CLASS I UNION TRUSTEE;
               TWO (2) CLASS II UNION TRUSTEES; AND
               ONE (1) CLASS II MANAGEMENT TRUSTEE

     Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one Trustee is to be the Chairman. The Board of Trustees currently consists of 18 Trustees, 9 of whom are Union Trustees (Chavez-Thompson, Coia, Georgine, Hanley, Hurt, Joyce, Monroe, Sweeney and Trumka), 8 of whom are Management Trustees (Duvernay, Fleischer, Kardy, Latimer, LaVere, Spear, Stanley and Wiegert), and one of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

     The Declaration of Trust divides the Union and Management Trustees into three Classes. Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third annual meeting following its election; the term of one Class expires each year. At each annual meeting, the Participants elect a Chairman to serve until the next annual meeting and such number of Trustees as is necessary to fill vacancies in the Class whose terms expire as of that meeting and any Trustee appointed to complete the remainder of a term. The terms of office of Trustees Coia*, Duvernay, Hurt*, Monroe*, Stanley, Sweeney* and Weigert and Chairman Ravitch will expire on the day of the Meeting. The principal occupations and business experience for the past five years of these Class III Trustees standing for reelection are described below under "Nominees for Reelection."

     In addition to Class III Trustees standing for reelection, the Board of Trustees has recommended certain additional nominees to serve on the Board of Trustees in the class described below. Andrew L. Stern* is standing for for election as a Class I Union Trustee; Edwin D. Hill* and Martin J. Maddaloni* are standing for election as Class II Union Trustees and John E. Cullerton is standing for election as a Class II Management Trustee. The principal occupation and business experience for the past five years of those individuals standing for election are described below under "Nominees for Election."

     If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class III Trustees will serve for three-year terms ending in 2001 and until their respective successors are elected and qualify. Class II Trustees will serve for two-year terms ending in 2000 and until their respective successors are elected and qualify. Class I Trustees will serve a one year term ending in 1999 and until their respective successors are elected and qualify.

     Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Executive Committee may recommend.

     The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period, if applicable, during which he has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

*Interested Person of the Trust. See "Information Regarding the Trust for further discussion.

NOMINEES FOR REELECTION

     The following nominees will stand for reelection at the 1998 meeting of Participants.

                      Principal Occupation/
                      Business Experience
Name                  During Past 5 Years                           Age
------                -----------------------                       ---
Richard Ravitch       Principal, Ravitch, Rice & Co. LLC            64
                      Formerly President and Chief Executive
                        Officer, Player Relations Committee
                        of Major League Baseball
                      formerly chairman, Aquarius Management
                        Corporation (limited profit housing
                        project management)
                      formerly Chairman and Chief Executive
                        Officer, Bowery Savings Bank

Arthur A. Coia*       General President (formerly                   55
                      Secretary-Treasurer), Laborers'
                      International Union of North America


Terrence R. Duvernay  Vice President & Co-Manager, Housing          55
                        Group, Legg Mason,
                      formerly Director, Public Finance Group,
                        CS First Boston Corp.
                      formerly Deputy Secretary,
                        U.S. Department of Housing and
                        Urban Development
                      formerly Executive Director,
                        Georgia Housing and Finance Authority
                        Michigan State Housing Development

Frank Hurt*          President, Bakery, Confectionery and           59
                       Tobacco Workers International Union

A. L. Monroe*        General President (formerly General            64
                       Secretary-Treasurer), International
                       Brotherhood of Painters and Allied
                       Trades, AFL-CIO
                     Director, Union Labor Life Insurance
                       Company

Tony Stanley         Executive Vice President and Director,         64
                       TransCon Builders, Inc.
                       (building construction)

John Sweeney*        President, AFL-CIO                             63
                     formerly International President,
                       Service Employees International Union

*Interested Person of the Trust. See "Information Regarding the Trust for further discussion.

Patricia F. Wiegert  Retirement Administrator, Contra Costa         51
                        County (California) Employees'
                        Retirement Association

NOMINEES FOR ELECTION

The following nominees will stand for election at the 1998 meeting of Participants.
                      Principal Occupation/
                      Business Experience
Name                  During Past 5 Years                           Age
------                -----------------------                       ---
John E. Cullerton     Chairman,                                      82
                        Central Pension Fund of the
                        International Union of Operating
                        Engineers and Consultant to the
                        Hotel Employees and Restaurant
                        Employees International Union
                      formerly Fund Advisor to Trustees
                        for the Hotel Employees and
                        Restaurant Employees International
                        Union Health, Welfare and Pension Funds

Edwin D. Hill*         Secretary,                                      60
                         International Brotherhood of
                         Electrical Workers
                       formerly International Vice President,
                         International Brotherhood of
                         Electrical Workers Third District Office

Martin J. Maddaloni*    President,                                      58
                          United Association of Journeymen
                          and Apprentices of the Plumbing
                          And Pipe Fitting Industry of the
                          United States and Canada ("UA")
                        formerly International Vice President,
                          UA District 2
                        formerly International Representative,
                          UA
                        formerly Special Representative,
                          UA

Andrew J. Stern*        President,
                          Service Employees International Union         47


INCUMBENT TRUSTEES

     The following Trustees will continue in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent annual meetings of Participants.


*Interested Person of the Trust. See "Information Regarding the Trust for further discussion.

                        Principal Occupation/
                        Business Experience              Trustee
Name                    During Past 5 Years               Since         Age
------                  -----------------------          -------        ---
Linda Chavez-Thompson*  Executive Vice President,         1996           54
                          AFL-CIO

Alfred J. Fleischer     Chairman, Fleischer-Seeger        1992           77
                          Construction Corporation
                        formerly Director, National
                          Corporation for Housing
                          Partnerships of Washington, D.C.

Robert A. Georgine*     President, Building and            1982           65
                          Construction Trades Department
                          AFL-CIO
                        Chairman and Chief Executive Officer,
                          Union Labor Life Insurance Company

Francis X. Hanley*      General President (formerly General  1990         67
                          Secretary-Treasurer), International
                          Union of Operating Engineers

John T. Joyce*          President, Bricklayers and Allied     1993        62
                          Craftsworkers International Union
                        Director, Union Labor Life Insurance
                          Company

Walter Kardy            President, Specialty Contractors       1996       70
                          Management, Inc.

George Latimer          Chief Executive Officer, National      1996       62
                          Equity Fund, Professor of Urban
                          Studies, Macalaster College
                        formerly Director of Special Actions
                          Office, U.S. Department of Housing
                          and Urban Development
                        formerly Dean, Hamline University Law
                          School

H.D. LaVere             President,                             1982       69
                          Michigan Carpentry, Inc. (residential
                          building contractor) Labor Relations
                          Director, Michigan Carpentry
                          Contractors Association

Marlyn J. Spear         Investment Coordinator, Milwaukee      1995      45
                           and Vicinity Building Trades
                           United Pension Trust Fund

Richard L. Trumka       Secretary-Treasurer, AFL-CIO           1995      48
                           formerly President, Mine Workers
                           of America, United

*Interested Person of the Trust. See "Information Regarding the Trust for further discussion.

EXECUTIVE OFFICERS

     The executive officers of the Trust are elected by the Board of Trustees and serve one-year terms.

     Stephen Coyle*, age 52, has served as Chief Executive Officer of the Trust since 1992. Mr. Coyle served as Director of the Boston Redevelopment Authority from July 1984 to January 1992. Prior to that, he served as Chief Executive Officer of John Carl Warnecke & Associates in San Francisco, a national firm for architecture and urban design. From 1977 through 1980, Mr. Coyle served the Federal Government in Washington, D.C. as Deputy Under Secretary of the United States Department of Health and Human Services and Executive Assistant to the Secretary of the United States Department of Housing and Urban Development. Mr. Coyle earned his Bachelor's degree from Brandeis University (Waltham), his Master's degree from the Harvard Kennedy School of Government, and a law degree from Stanford Law School.

     Michael M. Arnold*, age 58, has been the Trust's Director of Investor Relations since 1985. Mr. Arnold joined the Trust after being employed by the AFL-CIO Human Resources Development Institute (HRDI) since 1969. During his tenure with HRDI, he held the positions of area representative, regional director, assistant director and executive director. As executive director during the six years prior to being employed by the Trust, he was responsible for overall administration and fiscal affairs and the general supervision of staff located at the national office in Washington, D.C. and in field offices in 59 major metropolitan areas of the country. During this period, Mr. Arnold had extensive experience in working with officers and staff of international, state and local labor organizations. In 1967-68, Mr. Arnold was manpower coordinator and labor liaison officer with the Dallas Community Action Agency. He is a 38-year member and former local union officer of the International Union of Bricklayers and Allied Craftsmen, and is also a licensed real estate broker.

     James D. Campbell*, age 44, joined the Trust in 1993 and has served as Chief Investment Officer since 1995. Mr. Campbell has worked in the private sector, the public sector and the community non-profit sector, concentrating on the financing and development of market rate housing, affordable housing, and mixed-use commercial development. Prior to joining the Trust, he worked as a Financial Consultant to the Boston Redevelopment Authority where he prepared financial plans and secured funding for mixed-income housing development projects. Previously he worked as Vice President for Development for Related Companies Northeast, directing the development of new residential condominiums in Boston. He served as Director of the East Cambridge Riverfront Redevelopment Project, a $1 billion mixed-used redevelopment of mostly vacant, deteriorated property along the Charles River in Cambridge, Massachusetts. In addition, Mr. Campbell directed the first neighborhood housing UDAG; and was Executive Director of a local community development corporation. Mr. Campbell has a Masters Degree in City Planning from Harvard University and a Bachelors Degree in Political Science from Syracuse University.

*Interested Person of the Trust. See "Information Regarding the Trust for further discussion.

     ElChino M. Martin*, age 37, became General Counsel in January 1998. Mr. Martin joined the Trust in 1992. From 1992 until 1993, he served as Special Counsel, when he became Chief of Staff. From 1995 until his appointment as General Counsel, he served as Chief of Staff and Development Counsel. Prior to joining the Trust, from 1988 to 1992, Mr. Martin was an associate in the Real Estate Department of Morrison & Foerster. From 1986 until 1988, he served as law clerk to the Honorable Gabrielle K. McDonald, U.S. District Court for the Southern District of Texas. Mr. Martin earned his Bachelor of Arts degree from the University of North Carolina at Chapel Hill and his Juris Doctor degree from Yale Law School.

     Harry W. Thompson*, age 38, was appointed Controller in December 1997. Mr. Thompson joined the Trust in 1991. From 1991 until 1993, he served as Deputy Financial Manager, when he became Controller. Prior to joining the Trust, from 1988 through 1991, Mr. Thompson was the Controller for Rosewood Residential, an apartment developer and their predecessor Property Company of America. From 1985 to 1988, Mr. Thompson held Asset Manager positions with CRI Inc. and Shelter Can-American. From 1982 to 1985, Mr. Thompson was on the audit staff of KMG/Main Hurdman, an international accounting firm. Mr. Thompson earned his Bachelor of Science in Business Administration degree, with a double major in professional accounting and finance, from The American University.

     Patton H. Roark, Jr.*, age 31, was appointed Portfolio Manager in December 1997. Mr. Roark joined the Trust in 1993 as Portfolio Manager. Prior to joining the Trust, Mr. Roark, from 1990 to 1993, was a Senior Consultant for Price Waterhouse, an international accounting firm. From 1989 to 1990, Mr. Roark was an internal auditor with the Inspector General's office of the Office of Personnel Management. Mr. Roark is a Chartered Financial Analyst, Certified Public Accountant and Certified Internal Auditor, and earned his Bachelors of Science degree in accounting from Shepherd College.

     The Trustees and executive officers listed above whose names are marked in this Proxy Statement with an asterisk (*) may be considered "interested persons" of the Trust, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Investment Company Act") because of their employment by the Trust, the AFL-CIO, sponsor of the Trust, or one of the member unions of the AFL-CIO, although the Trust does not concede that they are interested persons within the meaning of that Section.

     Because the Trust purchases its investments on a "net" basis, the Trust paid no commissions during the 1997 fiscal year on its transactions.

     There have been no transactions since the beginning of the Trust's last fiscal year and there are no currently proposed transactions to which the Trust was or is to be a party, in which the amount involved exceeds $60,000 and in which any of the following persons had or will have a material interest: (a) any Trustee or Executive Officer of the Trust; (b) any member of the immediate family of the foregoing persons; or (c) any Participant known to the Trust to own of record or beneficially more than 5 percent of the Trust's outstanding Units of Participation. None of the foregoing persons or Participants has been indebted to the Trust since the beginning of its last fiscal year in an amount in excess of $60,000 (nor has any corporation or organization of which any of the foregoing persons is an executive officer, partner or 10 percent beneficial owner, or any trust or other estate in which any of the foregoing persons is a trustee or has a substantial beneficial interest).
*Interested Person of the Trust. See "Information Regarding the Trust for further discussion.

ORGANIZATION OF THE BOARD OF TRUSTEES

     The Trust maintains four committees: the Executive Committee, the Asset Management and Program Development Committee, the Marketing Committee, and the Legal and Audit Committee. The Executive Committee is currently composed of Chairman Ravitch, who serves as chairman of the Committee, Management Trustee Stanley, who serves as vice chairman of the Committee, and Union Trustee Sweeney*. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session and met 6 times during 1997. The Executive Committee also functions as a nominating committee. In such capacity, it will consider nominees recommended by security holders. As of the date hereof, it has not established any specific procedures to be followed in submitting recommendations.

     The Asset Management and Program Development Committee monitors the Trust's investment practices and policies, reviews proposed changes thereto, and considers new investment practices and policies. This Committee is currently composed of Union Trustee Hanley* and Management Trustees Duvernay, Latimer, Spear and Stanley. Mr. Stanley served as chairman of this Committee, which met 2 times during 1997.

     The Marketing Committee oversees the marketing policies and strategies of the Trust. This Committee is currently composed of Union Trustees Chavez-Thompson* and Monroe*, and Management Trustees Fleischer, Kardy, LaVere and Spear. Mr. Fleischer served as chairman of this Committee, which met 2 times during 1997.

     The Legal and Audit Committee monitors the legal and accounting practices and performance of the Trust's staff and of its counsel and independent public accountants. This Committee is currently composed of Management Trustees Stanley and Wiegert, and Union Trustees Trumka*, Hurt and Joyce*. Mr. Hurt served as chairman of this Committee, which met 2 times during 1997.

     No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees, and compensation payable to executive officers.

     The Board of Trustees met 2 times during the Trust's fiscal year ended December 31, 1997, while the four committees of the Board of Trustees met a total of 12 times. Trustees Chavez-Thompson, Trumka, Coia, Latimer, Hanley, Hurt, Joyce, Monroe and LaVere attended fewer than 75 percent of the aggregate of the total number of Board of Trustees meetings and total number of meetings of all committees of which they were members during the 1997 fiscal year.

         COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     During the fiscal year ended December 31, 1997, the Chairman received an annual fee of $10,000. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 1997 was $16,000. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

*Interested Person of the Trust. See "Information Regarding the Trust for further discussion.

     During the fiscal year ended December 31, 1997, the Trust employed Stephen Coyle as Chief Executive Officer pursuant to an employment agreement. During that period, Mr. Coyle's compensation from the Trust was $135,862.59 in salary and cash compensation, $73,631.38 of deferred compensation and interest on compensation previously deferred received in lieu of participation in the Retirement Plan, and $1,250.00 in matching funds under the AFL-CIO Housing Investment Trust 401(k) Retirement Plan (the "401(k) Plan"). Pursuant to his employment agreement, Mr. Coyle was also entitled to receive health and welfare and life insurance benefits substantially equivalent to those provided by the AFL-CIO for department heads.

     The following table sets forth all compensation, including deferred compensation, which was paid during 1997 to all executive officers and directors of the Trust.

                     1997 Compensation Table

NAME OF PERSON,     AGGREGATE      PENSION          ESTIMATED    TOTAL
POSITION            COMPENSATION   OR RETIREMENT    ANNUAL       COMPENSATION
                    FROM TRUST<F1> BENEFITS         BENEFITS     FROM TRUST
                    ($)            ACCRUED AS       UPON         PAID TO
                                   PART OF TRUST    RETIREMENT   DIRECTORS<F3>
                                   EXPENSES ($)     <F2>($)      ($)
------------------------------------------------------------------------------
Stephen Coyle<F4>
 Chief Executive                                    can not be    not
 Officer                135,862.59     74,881.38    determined    applicable

Michael M. Arnold<F5>
  Director of                                                      not
  Investor Relations     97,919.05     24,391.41      46,336.23    applicable

Helen R. Kanovsky<F6>                                              not
  General Counsel        96,015.85     22,682.92     10,140.06     applicable

James D. Campbell<F7>
  Chief Investment                                                  not
  Officer                113,280.22    22,664.81      12,165.93     applicable

ElChino Martin<F8>                                                    not
  General Counsel         119,477.93      20,184.62   14,306.83    applicable

Harry Thompson<F9>                                                  not
  Controller             104,170.00    19,206.60      16,570.23     applicable

Patton H. Roark, Jr.<F10>                                           not
 Portfolio Manager        78,530.25    13,498.90       6,904.09     applicable

Richard Ravitch,
  Chairman                10,000.00         0.00           0.00     10,000.00

Arthur A. Coia*,
  Union Trustee                0.00         0.00           0.00          0.00

Linda Chavez-
  Thompson,*
  Union Trustee                0.00         0.00           0.00          0.00

*Interested Person of the Trust. See "Information Regarding the Trust for further discussion.

Terence R. Duvernay,
  Management Trustee           0.00         0.00           0.00          0.00

Alfred J. Fleischer,
  Management Trustee        1,500.00        0.00           0.00      1,500.00

Robert A. Georgine*,
  Union Trustee                0.00         0.00           0.00         0.00

Francis X. Hanley*,
  Union Trustee                0.00         0.00           0.00         0.00

Frank Hurt*,
  Union Trustee                0.00         0.00           0.00         0.00

John T. Joyce*,
  Union Trustee                0.00         0.00           0.00         0.00

Walter Kardy,
  Management Trustee           0.00         0.00           0.00         0.00

George Latimer,
  Management Trustee           0.00         0.00           0.00         0.00

H.D. LaVere,
  Management Trustee           0.00         0.00           0.00         0.00

George Miller*,<F11>
  Management Trustee       1,000.00         0.00           0.00     1,000.00

A.L. Monroe*,
  Union Trustee                0.00         0.00           0.00          0.00

Jack F. Moore*,<F11>
  Union Trustee                0.00         0.00           0.00          0.00

Marlyn J. Spear,
  Management Trustee           0.00         0.00           0.00          0.00

Tony Stanley,
  Management Trustee       3,500.00         0.00           0.00      3,500.00

John Sweeney*,
  Union Trustee                0.00         0.00           0.00          0.00

Richard Trumka*,
  Union Trustee                0.00         0.00           0.00          0.00

Patricia F. Wiegert,
  Management Trustee           0.00         0.00           0.00          0.00

All Directors and
 Officers as a Group
 (24 persons)          $ 761,255.89  $197,510.64    $106,423.37     $16,000.00
----------------------
*Interested Person of the Trust.  See "Information Regarding the Trust" for
further discussion.

<F1>  Compensation figures represent 100% of each executive officer's compensation for time devoted to Trust matters.  Approximately 30% of Mr.
Coyle's time, 36% of Mr. Arnold's time, 30% of Ms. Kanovsky's time, 17% of Mr.
Campbell's time, 2% of Mr. Martin's time, 6% of Mr. Thompson's time and 0% of
Mr. Roark's time was devoted to matters relating to the AFL-CIO Building
Investment Trust ("BIT"). Messrs. Coyle, Arnold and Campbell and Ms. Kanovsky received compensation from BIT Limited Partnership in addition to the amount set forth above.

<F2>  The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.

<F3>  Includes compensation from the Trust and all other registered 1940 Act companies that have a common investment advisor with the Trust, or an investment advisor that is an affiliated person of the Trust's investment advisor.

<F4>  Aggregate Compensation includes $5,591.61 of deferred compensation in
1997 under the 401(k) Plan, and excludes compensation deferred in lieu of
participation in the Retirement Plan, and interest thereon.   Pension or
Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $73,631.38 of deferred compensation in lieu of participation in the Retirement Plan. The total amount of compensation deferred by Mr. Coyle through December 31, 1997 in lieu of participation in the Retirement Plan, including interest, is $246,385.45 and the total amount deferred under the 401(k) Plan through December 31, 1997, including interest and Trust matching, is $18,744.44.

<F5>  Aggregate Compensation includes $9,500.00 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contributed to the Retirement
Plan on Mr. Arnold's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $23,141.41 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Mr. Arnold as of December 31, 1997 under the 401(k) Plan, including interest and Trust matching, is $231,053.28.

<F6>  Aggregate Compensation includes $9,499.88 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contributed to the Retirement
Plan on Ms. Kanovsky's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $21,432.92 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Ms. Kanovsky as of December 31, 1997 under the 401(k) Plan, including interest and Trust matching, is $26,945.12.

<F7>  Aggregate Compensation includes $2,080.00 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contribute to the Retirement
Plan on Mr. Campbell's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $21,414.81 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Mr. Campbell's as of December 31, 1996 under the 401(k) Plan, including interest and Trust matching, is $14,588.05.

<F8>  Aggregate Compensation includes $9,500.00 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contribute to the Retirement
Plan on Mr. Martin's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $18,934.62 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Mr. Martin's as of December 31, 1996 under the 401(k) Plan, including interest and Trust matching, is $72,997.93.

<F9>  Aggregate Compensation includes $9,500.00 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contribute to the Retirement
Plan on Mr. Thompson's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $17,956.60 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Mr. Thompson's as of December 31, 1996 under the 401(k) Plan, including interest and Trust matching, is $66,759.00.

<F10>  Aggregate Compensation includes $2,860.00 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contribute to the Retirement
Plan on Mr. Roark's behalf.  Pension or Retirement Benefits Accrued as Part of
Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $12,248.90 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Mr. Roark's as of December 31, 1996 under the 401(k) Plan, including interest and Trust matching, is $17,778.12.

<F11>  Union Trustee Moore and Management Trustee Miller will not stand for reelection.

     Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase, or other compensation or incentive plans for its officers and employees. Personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer, effective as of October 1, 1990.
Also, effective October 1, 1990, the Trust adopted the 401(k) Plan for all of its employees including its Chief Executive Officer (and subsequent Chief Executive Officers)

THE RETIREMENT PLAN

     Under the Retirement Plan, contributions are based on an eligible employee's base salary. In general, rates are determined actuarially every other year. The Retirement Plan was funded by employer contributions at rates of 16.9% of eligible employees' base salaries during the six months ended June 30, 1997, and 17.4 percent of eligible employees' base salaries during the six months ended December 31, 1997. During 1997, the base salaries of Mr. Arnold, Ms. Kanovsky, Mr. Campbell, Mr. Martin, Mr. Thompson and Mr. Roark were $135,000, $125,000, $125,000, $110,482, $104,755 and $76,901, respectively.

     The Retirement Plan is open to employees of the AFL-CIO and other participating employers approved by the Retirement Plan's board of trustees that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

     The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 2.80 percent of the average of their highest three years' earnings ("Final Average Salary") for each year of credited service up to 25 years, and 0.5 percent of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least five years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

     An eligible employee can also receive full benefits after reaching age 55, if his or her age plus his or her years of service equals 80 or more. It is also possible for an employee who meets the combination of 80 requirement to retire after age 50, but in such event benefits would be reduced 4 percent for each year or portion thereof that the employee is less than 55 years old.

     Set forth below is a table showing estimated annual benefits payable upon retirement1 in specified compensation and years of service classifications.
As of the date hereof, Mr. Arnold, Ms. Kanovsky, Mr. Campbell, Mr. Martin, Mr. Thompson and Mr. Roark have approximately 13, 3, 5, 5, 7 and 5 credited years of service, respectively, under the Retirement Plan.

                                Years of Service
                                ----------------
    Final
Average Salary     15<F12>       20<F12>     25<F12>       30<F13>     35<F13>
--------------      ------       ------       -----       -------     -------
$    50,000       $  21,000    $  28,000   $   35,000   $  36,250    $  37,500
     70,000          29,400       39,200       49,000      50,750       52,500
    100,000          42,000       56,000       70,000      72,500       75,000

--------------------------
<F12>  The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan.  Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.
<F13> 2.80 percent per year up to 25 years.
<F14> 0.5 percent per year for years over 25 years.

     Benefits listed in the table are not subject to any deduction for Social Security benefits or other offset amounts.

THE 401(K) PLAN

     Under the 401(k) Plan, an eligible employee may agree with the Trust to set aside up to 15 percent of his or her total compensation, up to a maximum of $10,000 in 1998. In 1998, the Trust will match dollar-for-dollar the first $1,350 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employees of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien.

     When a participating employee terminates his or her employment, retires, or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the Trust on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income (less the employee's allocated share of expenses) earned on these contributions.

     If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees and the need to prevent eviction from, or foreclosure on the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

     The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning the April 1 of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65.

     A participating employee may borrow from his or her account subject to certain prescribed limitations.

     The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 1997 to the executive officers listed in the Compensation Table above, and the amounts deferred and accrued pursuant to the 401(k) Plan for the accounts of such individuals during 1997, the distribution or unconditional vesting of which are not subject to future events.

Name of Individual      Amount Paid or         Amount          Employer
Number of Group         Distributed($)         Deferred        Matching ($)
------------------     ---------------         --------        ------------
Stephen Coyle               -0-                 5,591.61         1,250.00
Michael M. Arnold           -0-                 9,500.00         1,250.00
James D. Campbell           -0-                 2,080.00         1,250.00
ElChino M. Martin           -0-                 9,500.00         1,250.00
Harry W. Thompson           -0-                 9,500.00         1,250.00
Patton H. Roark, Jr.        -0-                 2,860.00         1,250.00
All executive officers
as a group
(6 persons)                 -0-                 39,031.61        7,250.00

                          DESIGNATION OF AUDITORS

PROPOSAL IV:  TO RATIFY THE SELECTION OF ARTHUR ANDERSEN L.L.P. AS INDEPENDENT
              PUBLIC ACCOUNTANTS

     The Participants will be requested to ratify the Board of Trustees' selection of Arthur Andersen L.L.P. as the independent public accountants for the Trust for the current fiscal year. Representatives of Arthur Andersen L.L.P. will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                              VOTING PROCEDURES

     As to Proposals I, II, III, and IV, the vote required for approval will be a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on March 31, 1998.

              PROPOSALS FOR 1999 ANNUAL MEETING OF PARTICIPANTS

     Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the Trust's 1999 Annual Meeting of Participants (expected to be held in April 1999) must cause such proposal to be received by the Trust at its principal office not later than December 16, 1998.

                              OTHER MATTERS

     The Trust currently has no independent investment adviser other than Wellington Management Company LLP. Investment decisions with respect to Trust assets other than those subject to the Investment Advisory Agreement with Wellington Management Company are made by the Chief Executive Officer and by the Chief Investment Officer of the Trust under the supervision of the Executive Committee and, ultimately, the Board of Trustees. Because both the Chief Executive Officer and the Chief Investment Officer are officers of the Trust and neither is engaged in the business of providing securities investment advice to others, neither the Chief Executive Officer nor the Chief Investment Officer is registered as an investment adviser under the Investment Advisers Act. For the foregoing reasons, the Participants will not be asked at the Meeting to approve any investment advisory contract relating to the Chief Executive Officer or the Chief Investment Officer.

     At the date of this Proxy Statement, the Trustees knows of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

     Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.


                               By Order of the Board of Trustees




                               STEPHEN COYLE, Chief Executive Officer